As filed with the Securities and Exchange Commission on November 10, 2009

File No. 001-34419

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 4

to

Form 10

GENERAL FORM FOR REGISTRATION OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g)

OF THE SECURITIES EXCHANGE ACT OF 1934

AOL Inc.

(Exact name of registrant as specified in its charter)

Delaware	20-4268793
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

770 Broadway New York, New York	10003
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(212) 652-6400

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class to be so Registered	Name of Each Exchange on Which Each Class is to be Registered
Common Stock, par value $0.01	New York Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act:

None.

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer,

a non-accelerated filer, or a smaller reporting company. See the definition of “large accelerated filer,”

“accelerated filer,” “non-accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☒ (Do not check if a smaller reporting company)	Smaller reporting company	☐

AOL Inc.

Cross-Reference Sheet Between the Information Statement and Items of Form 10

Our Information Statement may be found as Exhibit 99.1 to this Registration Statement on Form 10. For your convenience, we have provided below a cross-reference sheet identifying where the items required by Form 10 can be found in the Information Statement.

Item No.	Caption	Location in Information Statement
1.	Business	See “Summary,” “Cautionary Statement Concerning Forward-Looking Statements,” “The Spin-Off,” “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”

1A.	Risk Factors	See “Risk Factors” and “Cautionary Statement Concerning Forward-Looking Statements”

2.	Financial Information	See “Summary,” “Risk Factors,” “Selected Historical Financial Data” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”

3.	Properties	See “Business—Property and Equipment”

4.	Security Ownership of Certain Beneficial Owners and Management	See “Security Ownership of Certain Beneficial Owners and Management”

5.	Directors and Executive Officers	See “Management”

6.	Executive Compensation	See “Executive Compensation”

7.	Certain Relationships and Related Transactions, and Director Independence	See “Risk Factors,” “Management” and “Certain Relationships and Related Party Transactions”

8.	Legal Proceedings	See “Business—Legal Proceedings”

9.	Market Price of and Dividends on the Registrant’s Common Equity and Related Shareholder Matters	See “The Spin-Off”

10.	Recent Sales of Unregistered Securities	See “Description of Our Capital Stock” and “Certain Relationships and Related Party Transactions—Related Party Transactions— Patch Acquisition”

11.	Description of Registrant’s Securities to be Registered	See “Description of Our Capital Stock”

12.	Indemnification of Directors and Officers	See “Description of Our Capital Stock”

13.	Financial Statements and Supplementary Data	See “Summary,” “Selected Historical Financial Data” and “Index to Financial Statements” and the financial statements referenced therein

14.	Changes in and Disagreements with Accountants on Accounting and Financial Disclosure	None

15.	Financial Statements and Exhibits	See “Index to Financial Statements” and the financial statements referenced therein

(a) List of Financial Statements and Schedules

The following financial statements and schedules are included in the Information Statement and filed as part of this Registration Statement on Form 10:

(1)	Audited Consolidated Financial Statements of AOL Inc., including Report of Independent Registered Public Accounting Firm;

(2)	Unaudited Interim Consolidated Financial Statements of AOL Inc.; and

(3)	Schedule II - Valuation and Qualifying Accounts.

(b) Exhibits

The following documents are filed as exhibits hereto:

Exhibit Number	Exhibit Description
2.1	Form of Separation and Distribution Agreement between AOL Inc. and Time Warner Inc.†††

3.1	Form of Amended and Restated Certificate of Incorporation of AOL Inc.††

3.2	Form of Amended and Restated By-laws of AOL Inc.†

8.1	Form of Opinion of Cravath, Swaine & Moore LLP relating to certain tax matters.

10.1	Form of Transition Services Agreement between AOL Inc. and Time Warner Inc.††

10.2	Form of Second Tax Matters Agreement between AOL Inc. and Time Warner Inc.

10.3	Form of Employee Matters Agreement between AOL Inc., AOL LLC and Time Warner Inc.

10.4	Form of Intellectual Property Cross-License Agreement between AOL Inc. and Time Warner Inc.††

10.5	Form of IT Applications and Database Agreement between AOL Inc. and Time Warner Inc.††

10.6	Employment Agreement between AOL LLC, Time Warner Inc. and Timothy Armstrong, dated March 12, 2009 and effective as of April 7, 2009.†

10.7	Employment Agreement between AOL LLC and Arthur Minson, dated August 24, 2009 and effective as of September 8, 2009.†

10.8	Employment Letter Agreement between AOL LLC and Ira Parker, dated January 7, 2008.†

10.9	Employment Letter Agreement between AOL LLC and Tricia Primrose, dated December 7, 2007.†

10.10	Exhibit withdrawn.

10.11	2009 Retention Program Letter Agreement between AOL LLC and Ira Parker, dated April 1, 2009.†

10.12	2009 Retention Program Letter Agreement between AOL LLC and Tricia Primrose, dated April 1, 2009.†

10.13	Exhibit withdrawn.

10.14	2008 Retention Program Letter Agreement between AOL LLC and Ira Parker, dated May 7, 2008.†

10.15	2008 Retention Program Letter Agreement between AOL LLC and Tricia Primrose, dated May 7, 2008.†

10.16	Exhibit withdrawn.

10.17	Exhibit withdrawn.

10.18	Exhibit withdrawn.

10.19	Relocation Letter Agreement between AOL LLC and Ira Parker, dated April 1, 2009.†

10.20	AOL LLC 2009 Global Bonus Plan.†

10.21	AOL LLC 2008 Annual Incentive Plan.†

10.22	Amended and Restated Interactive Marketing Agreement between AOL LLC and Google, Inc., dated October 1, 2003 (the “IMA”).**†††

10.23	First Amendment to the IMA, dated December 15, 2003.**†††

10.24	Second Amendment to the IMA, dated March 30, 2004.**†††

10.25	Addendum One to the Second Amendment to the IMA, dated October 5, 2004.**†††

10.26	Third Amendment to the IMA, dated April 7, 2004.**†††

10.27	Fourth Amendment to the IMA, dated June 1, 2004.**†††

10.28	Fifth Amendment to the IMA, dated June 14, 2004.**†††

10.29	Sixth Amendment to the IMA, dated December 17, 2004.**†††

10.30	Seventh Amendment to the IMA, dated March 28, 2005.**†††

10.31	Eighth Amendment to the IMA, dated April 28, 2005.**†††

10.32	Ninth Amendment to the IMA, dated December 15, 2005.**†††

10.33	Tenth Amendment to the IMA, dated March 24, 2006.**†††

10.34	Eleventh Amendment to the IMA, dated September 28, 2006.†

10.35	Twelfth Amendment to the IMA, dated December 15, 2006.**†††

10.36	Thirteenth Amendment to the IMA, dated January 12, 2007.**†††

10.37	Fourteenth Amendment to the IMA, dated February 16, 2007.**†††

10.38	Fifteenth Amendment to the IMA, dated March 2, 2007.**†††

10.39	Sixteenth Amendment to the IMA, dated September 24, 2007.**†††

10.40	Seventeenth Amendment to the IMA, dated February 29, 2008.**†††

10.41	Eighteenth Amendment to the IMA, dated March 31, 2008.†

10.42	Nineteenth Amendment to the IMA, dated April 30, 2008.**†††

10.43	Twentieth Amendment to the IMA, dated October 1, 2008.†

10.44	Twenty-First Amendment to the IMA, dated November 1, 2008.**†††

10.45	Twenty-Second Amendment to the IMA, dated March 13, 2009.**†††

10.46	Consent Letter related to the IMA, dated August 19, 2008.**†††

10.47	Network Services Agreement between AOL LLC and MCI Communications Services, Inc., a subsidiary of Verizon Communications Inc., dated January 1, 2004 (the “Verizon NSA”).** †††

10.48	Amendment No. 1 to the Verizon NSA, dated June 9, 2004.**†††

10.49	Amendment No. 2 to the Verizon NSA, dated February 1, 2005.**†††

10.50	Amendment No. 3 to the Verizon NSA, dated July 1, 2006.**

10.51	Amendment No. 4 to the Verizon NSA, dated April 10, 2007.**†††

10.52	Amendment No. 5 to the Verizon NSA, dated January 1, 2008.**

10.53	Amended and Restated Agreement for Delivery of Service between AOL LLC and Level 3 Communications, LLC, dated April 18, 2000 (the “Level 3 ADS”).**†††

10.54	Amendment No. 1 to the Level 3 ADS, dated March 29, 2001.**†††

10.55	Amendment No. 2 to the Level 3 ADS, dated December 17, 2004.**†††

10.56	Third Amendment to the Level 3 ADS, dated February 25, 2008.†

10.57	Letter Agreement related to the Level 3 ADS, dated October 13, 2005.**†††

10.58	Letter Agreement related to the Level 3 ADS, dated May 31, 2006.**†††

10.59	Letter Agreement related to the Level 3 ADS, dated September 13, 2006.†

10.60	Letter Agreement related to the Level 3 ADS, dated June 29, 2007.**†††

10.61	Letter Agreement related to the Level 3 ADS, dated March 7, 2008.**

10.62	Letter Agreement related to the Level 3 ADS, dated July 1, 2008.**†††

10.63	Letter Agreement related to the Level 3 ADS, dated December 15, 2008.**†††

10.64	Letter Agreement related to the Level 3 ADS, dated September 1, 2009.**†††

10.65	Agreement and Plan of Merger, dated as of March 12, 2008, by and among AOL LLC, Buckingham Acquisition Corp., Bebo, Inc. and Michael Birch (the “Bebo Merger Agreement”).***†

10.66	Amendment to the Bebo Merger Agreement, dated as of May 5, 2008.***††

10.67	Letter Agreement related to the Level 3 ADS, dated September 29, 2009.**†††

10.68	Agreement and Plan of Merger by and among AOL LLC, Pumpkin Merger Corporation, Patch Media Corporation and Jon Brod, dated May 30, 2009 (the “Patch Merger Agreement”). ††

10.69	Side Letter Agreement related to the Patch Merger Agreement, dated June 10, 2009.††

10.70	Side Letter Agreement related to the Patch Merger Agreement, dated August 11, 2009.††

10.71	Form of Assignment and Assumption Agreement by and among AOL Inc., AOL LLC and Time Warner Inc.††

10.72	Form of Employee Matters Assignment and Assumption Agreement by and among AOL Inc., AOL LLC and Time Warner Inc.††

10.73	Form of Master Services Agreement for ATDN and Hosting Services between AOL Inc. and Time Warner Inc.††

10.74	Private Label Publisher Master Services Agreement between Quigo Technologies and Time Inc., dated as of June 15, 2007 (the “Private Label Publisher MSA”).††

10.75	First Addendum to the Private Label Publisher MSA, dated October 10, 2008.††

10.76	Second Addendum to the Private Label Publisher MSA, dated April 16, 2009.††

10.77	Search Services Agreement between AOL LLC and Time Inc., dated as of August 23, 2007 (the “SSA”).††

10.78	First Amendment to the SSA, dated as of March 10, 2009.††

10.79	Memorandum of Understanding between America Online, Inc. and Telepictures Productions Inc., dated as of July 25, 2005.††

10.80	Relocation Letter Agreement between AOL LLC and Ira Parker, dated September 25, 2009.††

10.81	Employment Agreement between Time Warner Inc., AOL LLC and Randel A. Falco, dated March 7, 2008.††

10.82	Employment Agreement between AOL LLC and Ron Grant, dated December 21, 2006.††

10.83	Employment Letter Agreement between AOL LLC and Nisha Kumar, dated January 9, 2008.††

10.84	2009 Retention Program Letter Agreement between AOL LLC and Nisha Kumar, dated April 1, 2009.††

10.85	2008 Retention Program Letter Agreement between AOL LLC and Nisha Kumar, dated May 7, 2008.††

10.86	Equity Letter Agreement between Time Warner Inc. and Ron Grant, dated February 18, 2009.††

10.87	Separation Letter Agreement between Time Warner Inc., AOL LLC and Randel A. Falco, dated May 13, 2009.††

10.88	Separation Letter Agreement between AOL LLC and Ron Grant, dated May 26, 2009.††

10.89	Separation Letter Agreement between AOL LLC and Nisha Kumar, dated June 30, 2009.††

10.90	Form of AOL Inc. Annual Incentive Plan for Executive Officers.††

10.91	Form of AOL Inc. 2010 Stock Incentive Plan.

10.92	Commitment Letter for $250 million senior secured credit facility.†††

10.93	Form of Amendment to Memorandum of Understanding between AOL LLC and Telepictures Productions Inc.††

10.94	Third Addendum to the Private Label Publisher MSA, dated October 5, 2009.†††

10.95	Amendment No. 6 to the Verizon NSA, dated November 1, 2009.**

10.96	Form of Credit Support Agreement between AOL Inc. and Time Warner Inc.†††

21.1	List of subsidiaries of AOL Inc.††

99.1	Preliminary Information Statement of AOL Inc., subject to completion, dated November 10, 2009.

**	An application for confidential treatment for selected portions of this agreement has been filed with the Securities and Exchange Commission.
***	Pursuant to Item 601(b)(2) of Regulation S-K, AOL Inc. hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Agreement and Plan of Merger to the Securities and Exchange Commission upon request.
†	Previously filed on September 16, 2009.
††	Previously filed on October 26, 2009.
†††	Previously filed on November 6, 2009.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 4 to its Registration Statement on Form 10 to be signed on its behalf by the undersigned, thereunto duly authorized.

AOL INC.

By:	/s/ Timothy Armstrong
Name: Timothy Armstrong
Title: Chairman and Chief Executive Officer

Dated: November 10, 2009

EXHIBIT INDEX

Exhibit Number	Exhibit Description
2.1	Form of Separation and Distribution Agreement between AOL Inc. and Time Warner Inc.†††

3.1	Form of Amended and Restated Certificate of Incorporation of AOL Inc.††

3.2	Form of Amended and Restated By-laws of AOL Inc.†

8.1	Form of Opinion of Cravath, Swaine & Moore LLP relating to certain tax matters.

10.1	Form of Transition Services Agreement between AOL Inc. and Time Warner Inc.††

10.2	Form of Second Tax Matters Agreement between AOL Inc. and Time Warner Inc.

10.3	Form of Employee Matters Agreement between AOL Inc., AOL LLC and Time Warner Inc.

10.4	Form of Intellectual Property Cross-License Agreement between AOL Inc. and Time Warner Inc.††

10.5	Form of IT Applications and Database Agreement between AOL Inc. and Time Warner Inc.††

10.6	Employment Agreement between AOL LLC, Time Warner Inc. and Timothy Armstrong, dated March 12, 2009 and effective as of April 7, 2009.†

10.7	Employment Agreement between AOL LLC and Arthur Minson, dated August 24, 2009 and effective as of September 8, 2009.†

10.8	Employment Letter Agreement between AOL LLC and Ira Parker, dated January 7, 2008.†

10.9	Employment Letter Agreement between AOL LLC and Tricia Primrose, dated December 7, 2007.†

10.10	Exhibit withdrawn.

10.11	2009 Retention Program Letter Agreement between AOL LLC and Ira Parker, dated April 1, 2009.†

10.12	2009 Retention Program Letter Agreement between AOL LLC and Tricia Primrose, dated April 1, 2009.†

10.13	Exhibit withdrawn.

10.14	2008 Retention Program Letter Agreement between AOL LLC and Ira Parker, dated May 7, 2008.†

10.15	2008 Retention Program Letter Agreement between AOL LLC and Tricia Primrose, dated May 7, 2008.†

10.16	Exhibit withdrawn.

10.17	Exhibit withdrawn.

10.18	Exhibit withdrawn.

10.19	Relocation Letter Agreement between AOL LLC and Ira Parker, dated April 1, 2009.†

10.20	AOL LLC 2009 Global Bonus Plan.†

10.21	AOL LLC 2008 Annual Incentive Plan.†

10.22	Amended and Restated Interactive Marketing Agreement between AOL LLC and Google, Inc., dated October 1, 2003 (the “IMA”).**†††

10.23	First Amendment to the IMA, dated December 15, 2003.**†††

Exhibit Number	Exhibit Description
10.24	Second Amendment to the IMA, dated March 30, 2004.**†††

10.25	Addendum One to the Second Amendment to the IMA, dated October 5, 2004.**†††

10.26	Third Amendment to the IMA, dated April 7, 2004.**†††

10.27	Fourth Amendment to the IMA, dated June 1, 2004.**†††

10.28	Fifth Amendment to the IMA, dated June 14, 2004.**†††

10.29	Sixth Amendment to the IMA, dated December 17, 2004.**†††

10.30	Seventh Amendment to the IMA, dated March 28, 2005.**†††

10.31	Eighth Amendment to the IMA, dated April 28, 2005.**†††

10.32	Ninth Amendment to the IMA, dated December 15, 2005.**†††

10.33	Tenth Amendment to the IMA, dated March 24, 2006.**†††

10.34	Eleventh Amendment to the IMA, dated September 28, 2006.†

10.35	Twelfth Amendment to the IMA, dated December 15, 2006.**†††

10.36	Thirteenth Amendment to the IMA, dated January 12, 2007.**†††

10.37	Fourteenth Amendment to the IMA, dated February 16, 2007.**†††

10.38	Fifteenth Amendment to the IMA, dated March 2, 2007.**†††

10.39	Sixteenth Amendment to the IMA, dated September 24, 2007.**†††

10.40	Seventeenth Amendment to the IMA, dated February 29, 2008.**†††

10.41	Eighteenth Amendment to the IMA, dated March 31, 2008.†

10.42	Nineteenth Amendment to the IMA, dated April 30, 2008.**†††

10.43	Twentieth Amendment to the IMA, dated October 1, 2008.†

10.44	Twenty-First Amendment to the IMA, dated November 1, 2008.**†††

10.45	Twenty-Second Amendment to the IMA, dated March 13, 2009.**†††

10.46	Consent Letter related to the IMA, dated August 19, 2008.**†††

10.47	Network Services Agreement between AOL LLC and MCI Communications Services, Inc., a subsidiary of Verizon Communications Inc., dated January 1, 2004 (the “Verizon NSA”).**†††

10.48	Amendment No. 1 to the Verizon NSA, dated June 9, 2004.**†††

10.49	Amendment No. 2 to the Verizon NSA, dated February 1, 2005.**†††

10.50	Amendment No. 3 to the Verizon NSA, dated July 1, 2006.**

10.51	Amendment No. 4 to the Verizon NSA, dated April 10, 2007.**†††

10.52	Amendment No. 5 to the Verizon NSA, dated January 1, 2008.**

10.53	Amended and Restated Agreement for Delivery of Service between AOL LLC and Level 3 Communications, LLC, dated April 18, 2000 (the “Level 3 ADS”).**†††

10.54	Amendment No. 1 to the Level 3 ADS, dated March 29, 2001.**†††

10.55	Amendment No. 2 to the Level 3 ADS, dated December 17, 2004.**†††

Exhibit Number	Exhibit Description
10.56	Third Amendment to the Level 3 ADS, dated February 25, 2008.†

10.57	Letter Agreement related to the Level 3 ADS, dated October 13, 2005.**†††

10.58	Letter Agreement related to the Level 3 ADS, dated May 31, 2006.**†††

10.59	Letter Agreement related to the Level 3 ADS, dated September 13, 2006.†

10.60	Letter Agreement related to the Level 3 ADS, dated June 29, 2007.**†††

10.61	Letter Agreement related to the Level 3 ADS, dated March 7, 2008.**

10.62	Letter Agreement related to the Level 3 ADS, dated July 1, 2008.**†††

10.63	Letter Agreement related to the Level 3 ADS, dated December 15, 2008.**†††

10.64	Letter Agreement related to the Level 3 ADS, dated September 1, 2009.**†††

10.65	Agreement and Plan of Merger, dated as of March 12, 2008, by and among AOL LLC, Buckingham Acquisition Corp., Bebo, Inc. and Michael Birch (the “Bebo Merger Agreement”).***†

10.66	Amendment to the Bebo Merger Agreement, dated as of May 5, 2008.***††

10.67	Letter Agreement related to the Level 3 ADS, dated September 29, 2009.**†††

10.68	Agreement and Plan of Merger by and among AOL LLC, Pumpkin Merger Corporation, Patch Media Corporation and Jon Brod, dated May 30, 2009 (the “Patch Merger Agreement”). ††

10.69	Side Letter Agreement related to the Patch Merger Agreement, dated June 10, 2009.††

10.70	Side Letter Agreement related to the Patch Merger Agreement, dated August 11, 2009.††

10.71	Form of Assignment and Assumption Agreement by and among AOL Inc., AOL LLC and Time Warner Inc.††

10.72	Form of Employee Matters Assignment and Assumption Agreement by and among AOL Inc., AOL LLC and Time Warner Inc.††

10.73	Form of Master Services Agreement for ATDN and Hosting Services between AOL Inc. and Time Warner Inc.††

10.74	Private Label Publisher Master Services Agreement between Quigo Technologies and Time Inc., dated as of June 15, 2007 (the “Private Label Publisher MSA”).††

10.75	First Addendum to the Private Label Publisher MSA, dated October 10, 2008.††

10.76	Second Addendum to the Private Label Publisher MSA, dated April 16, 2009.††

10.77	Search Services Agreement between AOL LLC and Time Inc., dated as of August 23, 2007 (the “SSA”).††

10.78	First Amendment to the SSA, dated as of March 10, 2009.††

10.79	Memorandum of Understanding between America Online, Inc. and Telepictures Productions Inc., dated as of July 25, 2005.††

10.80	Relocation Letter Agreement between AOL LLC and Ira Parker, dated September 25, 2009.††

10.81	Employment Agreement between Time Warner Inc., AOL LLC and Randel A. Falco, dated March 7, 2008.††

10.82	Employment Agreement between AOL LLC and Ron Grant, dated December 21, 2006.††

10.83	Employment Letter Agreement between AOL LLC and Nisha Kumar, dated January 9, 2008.††

10.84	2009 Retention Program Letter Agreement between AOL LLC and Nisha Kumar, dated April 1, 2009.††

Exhibit Number	Exhibit Description

10.85	2008 Retention Program Letter Agreement between AOL LLC and Nisha Kumar, dated May 7, 2008.††

10.86	Equity Letter Agreement between Time Warner Inc. and Ron Grant, dated February 18, 2009.††

10.87	Separation Letter Agreement between Time Warner Inc., AOL LLC and Randel A. Falco, dated May 13, 2009.††

10.88	Separation Letter Agreement between AOL LLC and Ron Grant, dated May 26, 2009.††

10.89	Separation Letter Agreement between AOL LLC and Nisha Kumar, dated June 30, 2009.††

10.90	Form of AOL Inc. Annual Incentive Plan for Executive Officers.††

10.91	Form of AOL Inc. 2010 Stock Incentive Plan.

10.92	Commitment Letter for $250 million senior secured credit facility.†††

10.93	Form of Amendment to Memorandum of Understanding between AOL LLC and Telepictures Inc.††

10.94	Third Addendum to the Private Label Publisher MSA, dated October 5, 2009.†††

10.95	Amendment No. 6 to the Verizon NSA, dated November 1, 2009.**

10.96	Form of Credit Support Agreement between AOL Inc. and Time Warner Inc.†††

21.1	List of subsidiaries of AOL Inc.††

99.1	Preliminary Information Statement of AOL Inc., subject to completion, dated November 10, 2009.

**	An application for confidential treatment for selected portions of this agreement has been filed with the Securities and Exchange Commission.
***	Pursuant to Item 601(b)(2) of Regulation S-K, AOL Inc. hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Agreement and Plan of Merger to the Securities and Exchange Commission upon request.
†	Previously filed on September 16, 2009.
††	Previously filed on October 26, 2009.
†††	Previously filed on November 6, 2009.